Securities Act File No. 33-67852
                                               Securities Act File No. 333-59745


                                   ING PILGRIM
                           INSTITUTIONAL CLASS SHARES

                         Supplement dated August 1, 2001
                            to the Class I Prospectus
                               dated June 15, 2001


I. Updated Financial Information for ING Pilgrim Money Market Fund

    1. In the section entitled "ING PILGRIM MONEY MARKET FUND -- HOW THE FUND HAS PERFORMED," the Fund's year-to-date total return as of June 30, 2001 was up 2.60%.
    2. The sections entitled "WHAT YOU PAY TO INVEST -- Operating Expenses Paid Each Year by the Fund," and "-- Examples" on page 14 of the Prospectus are replaced by the disclosure below.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class I

                                          Distribution                 Total
                                          and service                  Fund            Waivers
                           Management       (12b-1)       Other      operating           and             Net
Fund                          fee            fees        expenses     expenses     Reimbursements(2)   Expense
----                       ----------    ------------    --------     --------     -----------------   -------
Money Market                  0.25            --           0.30         0.55            -0.24            0.31

----------
(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for its most recent complete fiscal year.

(2) ING Pilgrim Investments, LLC ("ING Pilgrim") has entered into a written expense limitation agreement with ING Pilgrim Money Market Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraodinary expenses, subject to possible reimbursement to ING Pilgrim within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year is shown under the heading "Waivers and Reimbursements." The expense limit will continue through at least February 28, 2002.

Examples

The examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund                                1 year     3 years     5 years      10 years
----                                ------     -------     -------      --------
Money Market                          32         152         283           666

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
    3. The information entitled "Financial Highlights -- ING PILGRIM MONEY MARKET FUND" on page 22 of the Prospectus is updated to read as follows:

                                                                       Financial
ING PILGRIM MONEY MARKET FUND                                         Highlights
--------------------------------------------------------------------------------

The information in the table below for the five month period ended March 31, 2001 has been audited by PricewaterhouseCoopers LLP, independent accountants and all other information has been audited by Ernst & Young LLP, independent auditors.

                                                                                      Class I
                                                                   ------------------------------------------
                                                                   Five Months
                                                                      Ended           Year ended October 31,
                                                                     March 31,       ------------------------
                                                                       2001           2000            1999(1)
                                                                       ----           ----            -------
Operating performance:
  Net asset value per share, beginning of period     $                 1.00           1.00              1.00
  From investment operations:
  Net investment income(2)                           $                 0.02           0.06              0.00 *
  Distributions paid from investment income          $                (0.02)         (0.06)            (0.00)*
  Net asset value per share, end of period           $                 1.00           1.00              1.00
Ratios and supplemental data:
  Net assets, end of period (in thousands)           $               10,816         12,061             1,906
  Total investment return(3)                         %                 2.46 (4)       6.19              0.28 (4)
  Ratio to average net assets:
  Net expenses                                       %                 0.31 (5)       0.28              0.31 (5)
  Gross expenses                                     %                 0.55 (5)       0.41              0.59 (5)
  Net investment income                              %                 6.08 (5)       5.96              5.29 (5)

----------

(1) Class I commenced offering on October 13, 1999.

(2) Per share amount is based on average number of shares outstanding during the period.

(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.

(4) Not annualized.

(5) Annualized.

*   Amount represents less than $0.01.

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
II.  Change in Sub-Adviser for Pilgrim Research Enhanced Index Fund

Effective August 1, 2001, Aeltus Investment Management, Inc. became the sub-adviser to the Pilgrim Research Enhanced Index Fund.

The information under "Management of the Funds--Sub-Advisers--Research Enhanced Index Fund" on page 20 of the Prospectus is replaced with the following text:

    Aeltus Investment Management, Inc. ("Aeltus") serves as Sub-Adviser to the Pilgrim Research Enhanced Index Fund. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is a indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING Pilgrim. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2001, Aeltus manages over $41 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

    Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Pilgrim Research Enhanced Index Fund.

    Mr. Whelan has served as co-manager of the Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.

    Mr. Cote has served as co-manager of the Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

III. Changes in Investment Strategies of Pilgrim Research Enhanced Index Fund

Effective August 1, 2001, the disclosure on page 4 of the Prospectus under "Investment Strategy" is deleted in its entirety and replaced with the following disclosure:

     The Fund invests at least 80% of its net assets in stocks included in the Standard & Poor's Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

     In managing the Fund, the portfolio managers attempt to achieve the investment objective by overweighting those stocks in the S&P 500 Index that the portfolio managers believe will outperform the index, and underweighting (or avoiding altogether) those stocks that the portfolio managers believe will underperform the index. In determining stock weightings, the portfolio managers use internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the portfolio managers generally include in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the portfolio managers expect that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

     The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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